American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2024

Focused Global Growth - Schedule of Investments
AUGUST 31, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.1%
Canada — 2.7%
Canadian Pacific Kansas City Ltd.	212,970	17,663,732
Denmark — 3.7%
Novo Nordisk AS, Class B	174,940	24,300,940
France — 2.7%
AXA SA	465,660	17,722,602
Hong Kong — 2.3%
Techtronic Industries Co. Ltd.	1,128,500	15,120,547
Indonesia — 2.8%
Bank Central Asia Tbk. PT	27,494,800	18,330,665
Ireland — 2.7%
ICON PLC(1)	54,110	17,426,667
Japan — 2.9%
Keyence Corp.	38,500	18,496,150
Netherlands — 3.0%
ASML Holding NV	21,720	19,587,832
Spain — 2.8%
Cellnex Telecom SA	472,640	18,251,019
United Kingdom — 8.5%
AstraZeneca PLC	120,300	21,084,429
Barclays PLC, ADR	1,244,250	15,142,523
London Stock Exchange Group PLC	139,990	18,896,190
		55,123,142
United States — 65.0%
Amazon.com, Inc.(1)	172,600	30,809,100
ARES Management Corp., Class A	115,789	16,951,510
Arthur J Gallagher & Co.	59,260	17,337,698
Booz Allen Hamilton Holding Corp.	110,610	17,562,656
Boston Scientific Corp.(1)	193,180	15,800,192
Entegris, Inc.	126,490	14,656,396
Howmet Aerospace, Inc.	191,170	18,478,492
Mastercard, Inc., Class A	42,877	20,724,169
Meta Platforms, Inc., Class A	50,620	26,388,712
Microsoft Corp.	98,310	41,009,033
NVIDIA Corp.	365,110	43,583,181
NXP Semiconductors NV	66,370	17,014,613
Progressive Corp.	81,550	20,566,910
Prologis, Inc.	136,070	17,392,467
Roper Technologies, Inc.	26,480	14,680,777
S&P Global, Inc.	36,890	18,933,424
SBA Communications Corp.	72,660	16,469,116
TransDigm Group, Inc.	13,620	18,703,120
Williams Cos., Inc.	387,500	17,735,875
Xylem, Inc.	125,430	17,250,388
		422,047,829
TOTAL COMMON STOCKS (Cost $499,348,108)		644,071,125
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,733	9,733

Repurchase Agreements — 0.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 4/30/28, valued at $301,661), in a joint trading account at 5.28%, dated 8/30/24, due 9/3/24 (Delivery value $296,168)	295,995
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 7/15/33, valued at $3,669,027), at 5.31%, dated 8/30/24, due 9/3/24 (Delivery value $3,599,122)	3,597,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.75% - 4.125%, 12/15/25 - 3/31/31, valued at $1,208,478), at 5.29%, dated 8/30/24, due 9/3/24 (Delivery value $1,184,696)	1,184,000
5,076,995
TOTAL SHORT-TERM INVESTMENTS (Cost $5,086,728)	5,086,728
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $504,434,836)	649,157,853
OTHER ASSETS AND LIABILITIES — 0.1%	699,491
TOTAL NET ASSETS — 100.0%	$649,857,344

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.0%
Financials	25.3%
Industrials	16.1%
Health Care	12.1%
Communication Services	6.9%
Real Estate	5.2%
Consumer Discretionary	4.8%
Energy	2.7%
Short-Term Investments	0.8%
Other Assets and Liabilities	0.1%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Denmark	—	$24,300,940	—
France	—	17,722,602	—
Hong Kong	—	15,120,547	—
Indonesia	—	18,330,665	—
Japan	—	18,496,150	—
Netherlands	—	19,587,832	—
Spain	—	18,251,019	—
United Kingdom	$15,142,523	39,980,619	—
Other Countries	457,138,228	—	—
Short-Term Investments	9,733	5,076,995	—
	$472,290,484	$176,867,369	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.